Award Timing Disclosure	12 Months Ended
Apr. 30, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	Policies and Practices Related to the Grant of Certain Equity Awards

Our equity awards, including stock options, are granted in connection with the Company’s yearly compensation cycle and regularly scheduled meetings of the Compensation Committee. The Compensation Committee does not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material non-public information based on equity award grant dates.

Award Timing Method [Text Block]	The Compensation Committee does not grant equity awards in anticipation of the release of material non-public information.
Award Timing MNPI Considered [Flag]	true
Award Timing, How MNPI Considered [Text Block]	we do not time the release of material non-public information based on equity award grant dates.
MNPI Disclosure Timed for Compensation Value [Flag]	false